Exhibit 10.11


                    Filing Agreement dated September 17, 2003
                        Re: Joint Filing of Schedule 13D


The undersigned hereby agree that:

        (i) each of them is individually eligible to use the Schedule 13D attached hereto;

        (ii)    the  attached  Schedule  13D is filed on behalf of each of them;
                and

        (iii)   each of them  is  responsible  for  the  timely  filing  of such
                Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning itself; but none of them is responsible for the completeness and accuracy of the information concerning the other persons making the filing, unless it knows or has reason to believe that such information is inaccurate.


         Dated:  September 17, 2003

COMCAST QVC, INC., a Delaware corporation


By:      /s/ Rosemarie S. Teta
         -------------------------------
Name:    Rosemarie S. Teta
Title:   Vice President

COMCAST PROGRAMMING HOLDINGS, INC., a Delaware corporation


By:    /s/ Rosemarie S. Teta
       -------------------------------
Name:    Rosemarie S. Teta
Title:   Vice President

COMCAST HOLDINGS CORPORATION, a Pennsylvania corporation


By:      /s/ Arthur R. Block
         -------------------------------
Name: Arthur R. Block
Title:   Senior Vice President

COMCAST CORPORATION, a Pennsylvania Corporation


By:      /s/ Arthur R. Block
         -------------------------------
Name: Arthur R. Block
Title:   Senior Vice President